SUPPLEMENT DATED DECEMBER 17, 2012
TO THE PROSPECTUS FOR
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
DATED JULY 23, 2012

This supplement updates information in the prospectus dated July 23, 2012, for the Principal Investment
Plus Variable Annuity, which is issued by Principal Life Insurance Company. This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

12. TABLE OF SEPARATE ACCOUNT DIVISIONS

AllianceBernstein Small Cap Growth Division

Effective February 1, 2013, this division will be closed as an investment option to Contract owners who purchase their Contract after that date. If you are an existing Contract owner as of that date, you may continue to allocate Contract value to this division in accordance with your Contract’s prospectus.